                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

    Filed by Registrant  [x]
    Filed by a Party other than the Registrant [ ]

    Check the appropriate box:
    [ ] Preliminary Proxy Statement [ ] Confidential, for use of the Commission
    [x] Definitive Proxy Statement      only (as permitted by Rule 14a-6(e)(2)
    [ ] Definitive Additional Materials
    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                               PEERLESS MFG. CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   [x]   No fee required.
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

    (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
    (2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was calculated):

--------------------------------------------------------------------------------
    (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
    (5)  Total fee paid:

--------------------------------------------------------------------------------
    [ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

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    (2)  Form, Schedule or Registration Statement No:

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    (3)  Filing Party:

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    (4)  Date Filed:

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
                               PEERLESS MFG. CO.
                             2819 WALNUT HILL LANE
                              DALLAS, TEXAS  75229

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD NOVEMBER 21, 1996

To the Shareholders of
  PEERLESS MFG. CO.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Peerless Mfg. Co. (the "Company") will be held at the Peerless Mfg. Co. Corporate Offices, 2819 Walnut Hill Lane, Dallas, Texas, on Thursday, the 21st day of November, 1996 at 10:00 o'clock a.m., local time, for the following purposes:

                 1. To elect a Board of Directors to serve during the ensuing year and until their successors are elected and qualified;

                 2. To approve the adoption of the Peerless Mfg. Co. 1995 Stock Option and Restricted Stock Plan; and

                 3. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

    The Board of Directors has fixed the close of business on September 27, 1996, as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting and any adjournment(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at such meeting. The transfer books will not be closed.

    It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are invited to attend the meeting in person, but whether or not you plan to attend, please complete, date, sign and return the accompanying Proxy in the enclosed postage-paid self-addressed envelope. If you do attend the meeting, you may, if you wish, revoke your Proxy and vote your shares in person.
                                        By Order of the Board of Directors,


                                        KENT J. VAN HOUTEN
                                        Secretary


Dated:  October 11, 1996

                              PEERLESS MFG. CO.
                            2819 WALNUT HILL LANE
                            DALLAS, TEXAS  75229

                               PROXY STATEMENT
                                     FOR
                       ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD NOVEMBER 21, 1996

                          ------------------------

                             PROXY SOLICITATION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Peerless Mfg. Co. (the "Company"), a Texas corporation, to be used at the Annual Meeting of the Shareholders of the Company (the "Annual Meeting"), to be held at the Company's corporate offices, 2819 Walnut Hill Lane, Dallas, Texas to be held on Thursday, November 21, 1996, and at any adjournment(s) thereof. The approximate date on which this Proxy Statement and accompanying form of Proxy were first sent or given to shareholders is October 11, 1996.

    The Company will bear the expense of preparing, printing and mailing this Proxy Statement and accompanying material to its shareholders. Solicitation may be made by mail, personal contact, telephone and telegraph by officers and other employees of the Company, who will not receive additional compensation for such services. The Company may also request brokerage houses, nominees, custodians, fiduciaries and other similar parties to forward soliciting material to the Company's record shareholders and will reimburse such persons for their reasonable charges and expenses in connection therewith.

                          VOTING AT THE ANNUAL MEETING

    The record date for the determination of shareholders entitled to vote at the Annual Meeting and to notice thereof is the close of business on September 27, 1996 (the "Record Date"). On the Record Date there were issued and outstanding 1,454,742 shares of Common Stock of the Company, par value $1.00 per share (the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share owned as of the Record Date on all matters presented at the meeting. The presence at the Meeting in person or by proxy of the holders of a majority of the outstanding shares of Common Stock shall constitute a quorum for the Annual Meeting. The affirmative vote of a majority of the shares eligible to vote and actually voted at the Annual Meeting, if a quorum is present, is required for the election of directors, for the adoption of the Peerless Mfg. Co. 1995 Stock Option and Restricted Stock Plan (the "1995 Plan"), and for action on such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof. The shareholders of the Company have no appraisal rights under the corporation law statute of the Company's place of incorporation, the Texas Business Corporation Act, or any other statute or regulation with respect to the proposals specified in the notice.

    Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any shareholder who is present at the meeting but who abstains from voting shall be counted for purposes of determining whether a quorum exists, but an abstention shall not be counted as an affirmative vote with respect to any matter. With respect to all matters other than the election of directors, an abstention would have the same effect as a vote against the proposal. Any shareholder of the Company has the unconditional right to revoke such shareholder's proxy at any time prior to the voting thereof by written notice of revocation to Kent J. Van Houten, Secretary, Peerless Mfg. Co., 2819 Walnut Hill Lane, Dallas, Texas 75229, by executing a new proxy, or by attending the Annual Meeting and casting a contrary vote; however, no revocation shall be effective until such notice of revocation has been received by the Company at or prior to the Annual Meeting.


                             ELECTION OF DIRECTORS

PROPOSAL ONE - THE ELECTION OF DIRECTORS

    One of the purposes of the Annual Meeting is the election of directors.
The number of directors expected to constitute the whole Board following the Annual Meeting is five. Unless a shareholder indicates to the contrary, the proxies named in the enclosed Proxy card will vote such shareholder's shares for the election as directors of the nominees named below, all of whom are currently directors of the Company. Each of the director nominees has held the position listed below his name or a similar position with the same organization for at least the past five years. The election of directors requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting. Although it is not contemplated that any nominee will decline or be unable to serve, the proxies will be voted by the proxy holders, in their discretion, for another person, or for a lesser number of persons, if such a contingency should arise. The term of each person elected as a director shall continue until the next annual meeting and until his successor is elected and qualified.

    Sherrill Stone, 59 - Chairman of the Board, Chief Executive Officer, and President of the Company.

    Donald A. Sillers, Jr., 70 - Investments. Mr. Sillers retired from his positions as Chairman of the Board and Chief Executive Officer of the Company, capacities in which he had served for more than the last five years, effective March 31, 1993.

    David D. Battershell, 70 - Consulting Engineer.

    Bernard S. Lee, 61 - President, Institute of Gas Technology. Mr. Lee is also a director of NUI Corporation, National Fuel Gas Company and Energy BioSystems Corporation.

    Joseph V. Mariner, Jr., 76 - Investments. Mr. Mariner is also a director of El Chico Restaurants, Inc., Renters Choice, Inc. and Temtex Industries, Inc.

    The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee is responsible for reviewing the scope of the audit by the independent auditors, reviewing the management letter received from the auditors and recommending changes in the Company's internal accounting controls. The Compensation Committee is responsible for recommending to the full Board of Directors salaries and bonuses for the Company's key employees. Members of the Audit and Compensation Committees in fiscal 1996 were Messrs. Battershell, Lee, Sillers and Mariner. The Board of Directors does not have a nominating committee.

    During fiscal 1996, the Board of Directors held six meetings, the Audit Committee held four meetings and the Compensation Committee held four meetings. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and any meetings held by any committee on which that director served. Directors who are not also employees of the Company are paid $1,250 per quarter, plus $500 for each board or board committee meeting attended.

    THE BOARD OF DIRECTORS URGES SHAREHOLDERS TO VOTE "FOR" EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS SET FORTH ABOVE.

                                 THE 1995 PLAN

PROPOSAL TWO - APPROVAL OF THE PEERLESS MFG. CO. 1995 STOCK OPTION AND
        RESTRICTED STOCK PLAN

    Effective as of December 31, 1995, the Board of Directors adopted the 1995 Plan, subject to shareholder approval. A summary of the material features of the 1995 Plan follows. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the 1995 Plan, a copy of which is attached as Appendix A and is incorporated herein by reference.

    General. The 1995 Plan provides for grants of stock options ("Options") and restricted stock ("Restricted Stock") to officers and key employees of the Company, a group comprised of approximately 10 persons. The 1995 Plan will be administered by a committee of non-employee directors (the "Stock Option Committee") designated by the Board of Directors.

    Amendments to the 1995 Plan. The Stock Option Committee may amend or discontinue the 1995 Plan at any time subject to certain restrictions set forth in the 1995 Plan. Except in limited circumstances, no amendment or discontinuance may adversely affect any previously granted Option or Restricted Stock award without the consent of the recipient thereof.

    Shares Issuable through the 1995 Plan. A total of 100,000 shares of Common Stock are authorized and reserved for issuance under the 1995 Plan upon the exercise of Options or the grant of Restricted Stock. Proportionate adjustments will be made to the number of shares of the Common Stock subject to the 1995 Plan in the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock. The Stock Option Committee may also provide additional anti-dilution protection to a participant under the terms of such participant's Option or Restricted Stock agreement. Shares of Common Stock subject to Options or Restricted Stock grants that are canceled, terminated or forfeited will again be available for issuance under the 1995 Plan.

    Administration of the 1995 Plan. The Stock Option Committee will administer the 1995 Plan and has authority to select the participants that will be granted Options and Restricted Stock, to terminate the plan or accelerate vesting of Options and Restricted Stock, to determine the nature, extent, timing, exercise price, vesting and duration of Options and Restricted Stock, to prescribe all other terms and conditions consistent with the 1995 Plan, to interpret the 1995 Plan, to establish any rules or regulations relating to the 1995 Plan that it determines to be appropriate, and to make any other determination that it believes necessary or advisable for the proper administration of the 1995 Plan.

    Stock Options and Restricted Stock. From time to time, the Chief Executive Officer of the Company will recommend to the Stock Option Committee individuals he or she believes should receive Options or Restricted Stock grants, the amount of shares of Common Stock he or she believes should be subject to such Option or grant, and, with respect to any recommended Option, whether the Option should be a qualified or nonqualified option. The Stock Option Committee will consider, but need not accept, the Chief Executive Officer's grant recommendations. Each non-employee director of the Company or its subsidiaries will receive nonqualified options to purchase 500 shares of Common Stock on the date that the shareholders approve the 1995 Plan and on the date of the Company's annual shareholder's meeting for each following year that such director serves on the Board.

    The Stock Option Committee may grant nonqualified stock options or incentive stock options to purchase shares of Common Stock. The Stock Option Committee will determine the number and exercise price of the Options, and the time or times that the Options become exercisable, provided that an Option exercise price may not be less than the fair market value of the Common Stock on the date of grant. As of October 10, 1996, the latest practicable date prior to the printing of this proxy statement, the closing price of the Common Stock on the Nasdaq Stock Market's National Market was $12.00. The Stock Option Committee may award shares of Restricted Stock without requiring the payment of cash consideration for such shares. The term of an Option will also be determined by the Stock Option Committee, provided that the term of a qualified Option may not exceed 10 years. The 1995 Plan provides that each grant of Options or Restricted Stock will vest in accordance with the applicable Option or Restricted Stock agreement.

    The Option exercise price may be paid in cash, or, at the Company's option, in shares of Common Stock.

    Termination of Employment. If a participant dies or becomes disabled, all vested Options may be exercised at any time within one year (or their remaining term of the Option, if less). If a participant ceases to be a Company employee for any other reason, he or she must exercise any vested Options within ninety days.

FEDERAL INCOME TAX CONSEQUENCES

    The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations and does not purport to be complete. Reference should be made to the applicable provisions of the Internal Revenue Code of 1986 (the "Code"). There also may be state, local and foreign income tax consequences applicable to transactions involving Options or Restricted Stock. In addition, the following description does not address specific tax consequences applicable to an individual participant who receives an incentive Option and does not address special rules that may be applicable to directors and officers.

    Stock Options. Under existing federal income tax provisions, a participant who receives stock options will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes, in the year such Option is granted.

    When a non-qualified stock option granted pursuant to the 1995 Plan is exercised, the employee generally will realize ordinary income measured by the difference between the aggregate purchase price of the Common Stock as to which the option is exercised and the aggregate fair market value of the Common Stock on the exercise date, and the Company generally will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income. Any taxable income recognized in connection with a non-qualified stock option exercised by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

    An employee generally will not recognize any income upon the exercise of an incentive stock option, but the exercise may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided that the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the "required holding periods"). An employee disposing of such shares before the expiration of the required holding periods will recognize ordinary income equal to the lesser of (i) the difference between the option price and the fair market value of the stock on the date of exercise, or (ii) the total amount of gain realized. The remaining gain or loss is treated as short term or long term gain or loss depending on how long the shares are held. The Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares of Common Stock received upon exercise before the expiration of the required holding periods.

THE 1995 PLAN BENEFITS

    The following table presents information with respect to certain persons who have received Options or are currently slated to receive Options under the 1995 Plan:

             Name                   Number of Options Granted or to be
             ----                      Granted Under the 1995 Plan (1)
                                       ---------------------------
 Sherrill Stone                                   10,000

 Donald A. Sillers, Jr.                              500(2)

 David D. Battershell                                500(2)

 Bernard S. Lee                                      500(2)

 Joseph V. Mariner, Jr.                              500(2)

 G. D. Cornwell                                    5,000

 Dayle B. Ellis                                    5,000

 Edward Perry                                      5,000

 Current Executive Officers                       28,000
 as a Group

 Current Directors who are not                     2,000
 Executive Officers as a Group

 All Employees, including Current                  6,000
 Officers who are not Executive
 Officers

----------------------
(1) All Options listed in this table are nonqualified Options.
(2) These Options will be granted upon shareholder approval of the 1995 Plan.

REASON FOR PROPOSAL

    The purpose of the 1995 Plan is to increase shareholder value and to advance the interests of the Company by furnishing equity incentives designed to attract, retain and motivate key employees and to strengthen the mutuality of interest between such employees and the Company's shareholders. The Board of Directors believes that the 1995 Plan is in the best interest of the Company and its shareholders.

VOTE REQUIRED AND RECOMMENDATION FOR APPROVAL

    The affirmative vote of the holders of a majority of the total votes cast with respect to the 1995 Plan proposal is required to approve the 1995 Plan.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE PEERLESS MFG. CO. 1995 STOCK OPTION AND RESTRICTED STOCK PLAN.


                        INTERESTS OF CERTAIN PERSONS IN
                            MATTERS TO BE ACTED UPON

    In considering whether to vote for approval of the 1995 Plan, shareholders should be aware that each of the directors, nominees for director, and executive officers will be eligible for Option grants and Restricted Stock awards under the 1995 Plan.

                      COMMON STOCK OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information, as of the Record Date, concerning each nominee for director, the named executive officers, and certain beneficial owners regarding beneficial ownership of the Company's Common Stock. Mr. Sillers and Quest Advisory Corp. are the only persons or entities known by the Company to beneficially own more than 5% of the Common Stock as of such date.

                                           Shares of Common        Percent of
                                          Stock Beneficially         Common
                    Name                        Owned                 Stock
                    ----                 -------------------       -----------
      Sherrill Stone                           23,358 (1)            1.61%

      Donald A. Sillers, Jr.                  156,677 (2)           10.77%

      David D. Battershell                      6,600                  *

      Bernard S. Lee                            3,600 (3)              *

      Joseph V. Mariner, Jr.                    3,750                  *

      G. D. Cornwell                            8,500                  *

      Dayle Ellis                               5,000                  *

      Edward Perry                              2,000                  *

      Quest Advisory Corp. (4)                118,300 (4)            8.13%

      All Directors and Officers as a         209,485               14.40%
      Group (nine persons including
      those named above)


----------------------------
*Less than 1%.

(1) Does not include 150 shares owned of record by Mrs. Jo Ann Stone, Mr. Stone's wife, as to which shares Mr. Stone disclaims any beneficial interest.
(2) Includes 63,000 shares owned of record by Mr. Sillers as sole trustee of a trust, the income from which is payable for life to Mr. Sillers and his wife, remainder to their children. Does not include 939 shares owned of record by Mrs. Virginia Sillers, Mr. Sillers' wife, as to which shares Mr. Sillers disclaims any beneficial interest.
(3) Does not include 3,000 shares owned of record by Mrs. Pauline Lee, Mr. Lee's wife, as to which shares Mr. Lee disclaims any beneficial interest.
(4) Quest Advisory Corp., Quest Management Company and Charles M. Royce, controlling person of Quest Advisory Corp. and Quest Management Company, are deemed the beneficial owners of 118,300 shares of Common Stock as of September 30, 1996. Quest Advisory Corp. and Quest Management Company are registered investment advisers.

                             EXECUTIVE COMPENSATION

    The following table sets forth certain information regarding compensation paid during its fiscal year ended June 30, 1996 to the Company's Chief Executive Officer and its most highly compensated executive officers whose total annual salaries and bonuses during fiscal 1996 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                                 LONG TERM COMPENSATION
                                                                     ----------------------------------------------
                                    ANNUAL COMPENSATION                       AWARDS                 PAYOUTS
                        ------------------------------------------   -----------------------   ---------------------
                                                           OTHER                  SECURITIES
                                                           ANNUAL    RESTRICTED   UNDERLYING              ALL OTHER
                                                           COMPEN-     STOCK       OPTIONS/      LTIP       COMPEN-
                                              BONUS       SATION      AWARD(S)      SAR'S       PAYOUTS     SATION
 PRINCIPAL              FISCAL     SALARY      ($)          ($)          ($)          (#)         ($)         ($)
 POSITION                YEAR       ($)        (1)          (2)          (3)          (4)                     (5)
-------------------     ------    -------    ------      ---------    ---------    ---------   --------   -----------
 Sherrill Stone          1996     168,000     8,716         None         None        10,000       N/A         3,360
 Chairman, CEO           1995     164,480    10,878         None        33,750        N/A         N/A         3,290
 & President             1994     155,000     None          None         None         N/A         N/A         3,094


 Dayle B. Ellis          1996      92,500     5,684         None         None         5,000       N/A         1,850
 Executive Vice          1995      92,541     7,095         None        33,750        N/A         N/A         1,743
 President & COO         1994      81,459     None          None         None         N/A         N/A         1,629

 Edward Perry            1996     115,750     6,063         None         None         5,000       N/A         2,315
 Vice President          1995     113,946     7,568         None        33,750        N/A         N/A         2,268
                         1994     109,700     None          None         None         N/A         N/A         2,192

 G.D. Cornwell           1996     101,600     6,063         None         None         5,000       N/A         2,032
 Vice President          1995     104,692     7,568         None        33,750        N/A         N/A         1,982
                         1994      95,817     None          None         None         N/A         N/A           958

(1) Bonuses are paid in the fiscal year following the fiscal year in which earned.
(2) The aggregate value of Other Annual Compensation paid does not exceed the lesser of $50,000 or 10% of the salary and bonuses paid to the executive officers named above.
(3) Restricted stock awards are valued at the closing market price of the Common Stock as of the date of grant. Dividends are paid on restricted shares at the same rate paid to all shareholders. The Company's Restricted Stock Plan is discussed in the "Board Compensation Committee Report on Executive Compensation - Restricted Stock Plan" section.
(4)      Amounts shown give effect to grants under the 1995 Plan.
(5) Amounts shown represent contributions made by the Company on behalf of the named executive officers to the Peerless Mfg. Co. Retirement Savings Plan Trust, a defined contribution plan defined under Section 401(k) of the Internal Revenue Code of 1986, as amended.

                     OPTION GRANTS DURING 1996 FISCAL YEAR

                                                                                POTENTIAL REALIZABLE VALUE AT
                                                                                ASSUMED ANNUAL RATES OF STOCK
                                  INDIVIDUAL GRANTS                             APPRECIATION FOR OPTION TERM
                      -----------------------------------------                  ---------------------------
                                    % OF TOTAL
                                     OPTIONS
                       OPTIONS      GRANTED TO     EXERCISE OR
                       GRANTED     EMPLOYEES IN     BASE PRICE    EXPIRATION        5%               10%
        NAME           (#)(1)     FISCAL YEAR(2)    ($/SHARE)        DATE           ($)              ($)
----------------      --------   ---------------   ------------   -----------    ---------       -----------
      (a)               (b)           (c)             (d)            (e)          (f)               (g)
 Sherrill Stone       10,000          29.4             9.25         1/17/76       58,200           147,400
 Dayle B. Ellis        5,000          14.7             9.25         1/17/76       29,100            73,700
 Edward Perry          5,000          14.7             9.25         1/17/76       29,100            73,700
 G.D. Cornwell         5,000          14.7             9.25         1/17/76       29,100            73,700


-------------------------
(1)      Amounts shown give effect to grants under the 1995 Plan.
(2) Total options granted during 1996 were 34,000 shares to the Named Executive Officers and all other employees.


                    OPTION EXERCISES IN 1996 FISCAL YEAR AND
                  FISCAL YEAR ENDED JUNE 30, 1996, VALUE TABLE



                       SHARES                                                   VALUE OF UNEXERCISED
                    ACQUIRED ON                NUMBER OF OPTIONS              IN-THE-MONEY OPTIONS AT
                      EXERCISE     VALUE        FY-END 06/30/96                   FY-END 06/30/96
                                 REALIZED             (#)                               ($)
    NAME                (#)         ($)    EXERCISABLE   UNEXERCISABLE       EXERCISABLE  UNEXERCISABLE
---------------     ----------   --------  -----------   ------------        -----------  -------------
 Sherrill Stone         0           0          0            10,000                0          15,000
 Dayle B. Ellis         0           0          0             5,000                0           7,500
 Edward Perry           0           0          0             5,000                0           7,500
 G. D. Cornwell         0           0          0             5,000                0           7,500

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Board of Directors is composed of Messrs. Battershell, Lee, Sillers and Mariner, the four independent outside directors of the Company. No compensation committee interlocks existed and no insiders participated in compensation committee decisions in fiscal 1996.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee is responsible for setting the annual base compensation and bonus levels and administering the restricted stock program for the Company's employees, including its executive officers. Its recommendations are subject to final approval by the Board of Directors. The Company believes that the key to a successful executive compensation program is in setting aggressive business goals by integrating the program with the Company's annual and strategic planning and evaluation processes and by comparing the Company's results against industry performance levels. The Company's achievements during the past fiscal year, as well as the individual achievements of its various business units and divisions, are taken into account in making executive compensation determinations. In addition, the Company recognizes that it competes in an increasingly competitive environment, and executive compensation therefore must also take into account the Company's performance as compared to that of other companies in the industry or in similar industries. The Compensation Committee also evaluates on an annual basis the Company's corporate performance, revenues and share performance with respect to a broader group of companies, such as the Standard & Poor's 500.

Annual Base Compensation

    Annual base compensation awarded in any particular fiscal year to each of the Company's executive officers is based upon the following factors:
corporate performance of the Company during the prior year, performance of the divisions within the Company for which the executive officer is responsible, and a more subjective evaluation of the executive officer's personal performance. The evaluation of the Company's corporate performance is directly linked to the Company's profitability during the period, and therefore is based upon the value of the stock of the Company. In making this determination, the Compensation Committee reviews the Company's percentage growth in earnings per share over the prior year, and the Company's overall return on equity for that period. The Compensation Committee believes that these two factors are the primary determinants of stock price over time. The Compensation Committee next reviews the profit performance of the individual divisions for which the executive officer is responsible. Finally, the Compensation Committee determines the personal rating for each executive officer, which is based upon such qualitative factors as the achievement of certain financial objectives and specific organizational and management goals for that officer. Annual base compensation for the Company's Chief Executive Officer is determined in the same manner as for the Company's other executive officers, except that the Compensation Committee does not review or evaluate any particular division's performance, but looks to the Company as a whole in determining corporate performance relevant to the Chief Executive Officer's compensation.

Additionally, the Company and the Chief Executive Officer entered into an Employment Agreement in 1994 which provides that, under certain circumstances, the Company will pay the Chief Executive Officer ninety percent of his annual base compensation for three years as severance pay.

    The Committee also recognizes that in order to attract and retain the highest quality executive officers, its base compensation must be competitive when compared to that paid by companies in similar industries and in comparable geographic areas. Accordingly, the Compensation Committee periodically reviews the executive compensation paid by such companies.

Annual Bonus Plans

    The Company has an incentive bonus plan pursuant to which certain key employees, including the named executive officers, are selected annually by the Compensation Committee to earn a cash bonus based upon the after-tax profitability of the Company. This plan requires that the Company achieve a specific after-tax return on beginning-of-year equity, after which bonuses may be paid out. The available bonus pool for the Company is calculated on earnings in excess of the base level.

    Once the total bonus pool is calculated, it is distributed to participants in the plan in accordance with pre-determined percentages as set by the Compensation Committee annually. The determination of the bonus level awarded to the Company's Chief Executive Officer is made in the same manner as that of the Company's other executive officers. The bonuses paid in fiscal 1996 to the executive officers are set forth in the Summary Compensation Table.

    The Compensation Committee also recommended that an additional discretionary bonus pool of $20,000 be established, to be used by the President for the purpose of recognizing certain outstanding contributions made by any employee, including the named executive officers, but excluding the President. Awards under this plan may be made in order to recognize new product inventions or improvements, ideas for major manufacturing cost reductions, originations of large and profitable orders or for other purposes. No awards were made from this bonus pool to the executive officers named in the Summary Compensation Table in fiscal 1996.

1985 Restricted Stock Plan

    The Board of Directors adopted the 1985 Restricted Stock Plan (the "1985 Plan") to attract, motivate and retain qualified employees. The 1985 Plan was approved by the Company's shareholders on November 13, 1985 and became effective as of December 13, 1985. The 1985 Plan is administered by the Board of Directors, which delegates to the Compensation Committee its power to determine which employees should be awarded restricted stock pursuant to the plan. Under the terms of the 1985 Plan, the Company may grant up to an aggregate of 75,000 shares of restricted Common Stock to any employee or employees. Employees receiving restricted stock do not pay for such stock; however, certain ownership restrictions are placed upon the stock on the date of its issuance which lapse within five years after such issuance. Dividends are paid to the employee on restricted shares during the restriction period.

    During fiscal 1996, the Company made no distributions of restricted stock pursuant to the 1985 Plan. As of June 30, 1996, the following grants were outstanding to the executive officers named in the Summary Compensation Table, with the restrictions thereon lapsing on the dates indicated:

                                            Number
                             Lapse            of       Value of Shares at
    Named Officer            Date           Shares      Grant Issue Date
    -------------           -------         ------      ----------------
 Sherrill Stone             1/17/97          1,000          $11,250
                            1/17/98          1,000           11,250

 Dayle B. Ellis             1/17/97          1,000          $11,250
                            1/17/98          1,000           11,250

 Edward Perry               1/17/97          1,000          $11,250
                            1/17/98          1,000           11,250

 G. D. Cornwell             1/17/97          1,000          $11,250
                            1/17/98          1,000           11,250

         This Report is submitted by the members of the Compensation Committee.


         DAVID D. BATTERSHELL
         BERNARD S. LEE
         JOSEPH V. MARINER, JR.
         DONALD A. SILLERS, JR.

    This Report will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Company specifically incorporates this Report by reference.

CORPORATE PERFORMANCE GRAPH

    The following graph compares the cumulative total shareholder return over a five-year period, assuming $100 invested at June 28, 1991 in each of (i) Peerless Mfg. Co. common stock, (ii) the Dow Jones Industrial Average and (iii) a peer group consisting of manufacturers in the industrial sector providing industrial and commercial services to other commercial enterprises. Total shareholder return is based on the increase in the price of the common stock with dividends reinvested. The graph also depicts the value of the same 1991 investment of $100 for 1988, 1989 and 1990. The Company feels that the additional years present a more accurate representation of stock performance.

    The stock price performance depicted in the Corporate Performance Graph is not necessarily indicative of future price performance. The Corporate Performance Graph will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates the graph by reference.



                              [PERFORMANCE GRAPH]

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ANALYSIS
                                  6/30/88  6/30/89   6/29/90     6/28/91     6/30/92     6/30/93     6/30/94     6/30/95    6/28/96
------------------------------------------------------------------------------------------------------------------------------------
PEERLESS MANUFACTURING COMPANY    $ 49.53  $ 48.01   $ 117.14    $ 100.00     $ 69.70     $ 50.00     $ 60.61     $ 65.91    $ 65.15
------------------------------------------------------------------------------------------------------------------------------------
DOW JONES INDUSTRIAL              $ 65.92  $ 78.03   $ 95.53     $ 100.00    $ 117.62    $ 128.42     $136.05     $175.82    $223.37
------------------------------------------------------------------------------------------------------------------------------------
DOW JONES INDUSTRIAL DIVERSIFIED  $ 76.81  $ 81.60   $ 99.59     $ 100.00    $ 110.74    $ 133.01     $137.89     $163.93    $205.58
------------------------------------------------------------------------------------------------------------------------------------

Source: Carl Thompson Associates www.ctaonline.com (303) 494-5472. Data from Bloomberg Financial Markets

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") (and, if such security is registered on a national securities exchange, also with the exchange). Executive officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on the Company's review of the copies of Forms 3, 4 and 5 furnished to the Company or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended June 30, 1996, its officers, directors and greater than 10% shareholders complied with all Section 16(a) filing requirements applicable to them.


                                    AUDITORS

    Grant Thornton has audited the Company's financial statements since fiscal 1970 and has been selected to act in that capacity for the ensuing fiscal year. Representatives of Grant Thornton are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will respond to shareholder questions raised during the meeting.

                             SHAREHOLDER PROPOSALS

    A proper proposal submitted by a shareholder of the Company for presentation at the Company's 1997 Annual Meeting of Shareholders and received at the Company's executive office not later than June 16, 1997 will be included in the Company's Proxy Statement and form of Proxy relating to such Annual Meeting.

                                 OTHER MATTERS

    Neither management nor the Board of Directors knows of any matter to be acted upon at the Annual Meeting other than the matters described above. If any other matter properly comes before the Annual Meeting or any adjournments thereof, however, the proxies in the enclosed form confer upon the persons entitled to vote the shares represented by such proxies discretionary authority to vote thereon in accordance with their best judgment in the interest of the Company.

    UPON WRITTEN REQUEST TO THE UNDERSIGNED, C/O PEERLESS MFG. CO., 2819 WALNUT HILL LANE, DALLAS, TEXAS 75229, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                             By Order of the Board of Directors,



                                                      KENT J. VAN HOUTEN
                                                           Secretary

Dallas, Texas
October 11, 1996

                                                                      Appendix A





                               PEERLESS MFG. CO.
                               1995 STOCK OPTION
                           AND RESTRICTED STOCK PLAN


    1. Purpose of the Plan. This Plan shall be known as the Peerless Mfg. Co. 1995 Stock Option and Restricted Stock Plan. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide incentives to such personnel to promote the success of the business of Peerless Mfg. Co. and its subsidiaries.

    Certain options granted under this Plan are intended to qualify as "incentive stock options" pursuant to Section 422 of the Internal Revenue Code of 1986, as amended from time to time, while certain other options granted under the Plan will constitute nonqualified options.

    2. Definitions. As used herein, the following definitions shall apply:

             (a) "Board" shall mean the Board of Directors of the Corporation.

             (b) "Common Stock" shall mean the Common Stock, $1.00 par value per share, of the Corporation. Except as otherwise provided herein, all Common Stock issued pursuant to the Plan shall have the same rights as all other issued and outstanding shares of Common Stock, including but not limited to voting rights, the right to dividends, if declared and paid, and the right to pro rata distributions of the Corporation's assets in the event of liquidation.

             (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

             (d) "Committee" shall mean the committee described in Section 20 that administers the Plan.

             (e) "Corporation" shall mean Peerless Mfg. Co., a Texas corporation.

             (f) "Date of Grant" shall mean the date on which an Option is granted pursuant to this Plan or, if the Committee so determines, the date specified by the Committee as the date the award is to be effective.

             (g) "Disinterested Director" shall mean a director who is not, during the one year prior to service as an administrator of the Plan, or during such service, granted or awarded an Option or Restricted Stock pursuant to the Plan or any other plan of the Corporation or any of its affiliates (except as provided in Section 20(c) of this Plan and as may be permitted by Rule 16b-3 promulgated under the Exchange
Act).

             (h) "Employee" shall mean any officer or other key employee of the Corporation or one of its Subsidiaries (including any director who is also an officer or key employee of the Corporation or one of its Subsidiaries).

             (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

             (j) "Fair Market Value" shall mean the closing sale price (or average of the quoted closing bid and asked prices if there is no closing sale price reported) of the Common Stock on the date specified as reported by NASDAQ/NMS or by the principal national stock exchange on which the Common Stock is then listed. If there is no reported price information for the Common Stock, the Fair Market Value will be determined by the Committee, in its sole discretion. In making such determination, the Committee may, but shall not be obligated to, commission and rely upon an independent appraisal of the Common Stock.

             (k) "Nonqualified Option" shall mean any Option that is not a Qualified Option.

             (l)     "Option" shall mean a stock option granted pursuant to
Section 6 of this Plan.

             (m) "Optionee" shall mean any Employee or director who receives an Option.

             (n) "Participant" shall mean an Employee or director who receives an Option or Restricted Stock pursuant to this Plan.

             (o) "Plan" shall mean the Peerless Mfg. Co. 1995 Stock Option and Restricted Stock Plan, as amended from time to time.

             (p) "Qualified Option" shall mean any Option that is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

             (q) "Restricted Stock" shall mean Common Stock awarded to an Employee or director pursuant to Section 7 of this Plan.

             (r) "Rule 16b-3" shall mean Rule 16b-3 of the rules and regulations under the Exchange Act as Rule 16b-3 may be amended from time to time and any successor provisions to Rule 16b-3 under the Exchange Act.

             (s) "Selection Procedure" shall mean the procedure set forth in Section 8 hereof that the Committee is required to follow in granting Options and Restricted Stock awards.

             (t) "Subsidiary" shall mean any now existing or hereinafter organized or acquired company of which more than fifty percent (50%) of the issued and outstanding voting stock is owned or controlled directly or indirectly by the Corporation or through one or more Subsidiaries of the Corporation.

    3. Term of Plan. The Plan has been adopted by the Board and shall become effective on the date it is approved by the shareholders of the Corporation by the affirmative votes of the holders of a majority of the shares of Common Stock then issued and outstanding, and shall continue in effect until terminated pursuant to Section 20(a).

    4.       Shares Subject to the Plan.  Except as otherwise provided in
Section 19 hereof, the aggregate number of shares of Common Stock issuable upon the exercise of Options or upon the grant of Restricted Stock pursuant to this Plan shall be 100,000 shares. Such shares may either be authorized but unissued shares or treasury shares. The Corporation shall, during the term of this Plan, reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of the Plan. If an Option should expire or become unexercisable for any reason without having been exercised in full, or Restricted Stock should fail to vest and be forfeited in whole or in part for any reason, then the shares that were subject thereto shall, unless the Plan shall have terminated, be available for the grant of additional Options or Restricted Stock under this Plan, subject to the limitations set forth above.

    5. Eligibility. Qualified Options may be granted under Section 6 of the Plan to such Employees of the Corporation or its Subsidiaries as shall be determined by the Committee pursuant to Selection Procedure. Nonqualified Options may be granted under Section 6 of the Plan to such Employees and directors of the Corporation or its Subsidiaries as shall be determined by the Committee pursuant to the Selection Procedure. Restricted Stock may be granted under Section 7 of the Plan to such Employees and directors of the Corporation or its Subsidiaries as shall be determined by the Committee pursuant to the Selection Procedure. Subject to the limitations and qualifications set forth in this Plan (including Section 8), the Committee shall also determine the number of Options or shares of Restricted Stock to be granted, the number of shares subject to each Option or Restricted Stock grant, the exercise price or prices of each Option, the vesting and exercise period of each Option and the vesting and/or forfeiture provisions relating to Restricted Stock, whether an Option may be exercised as to less than all of the Common Stock subject thereto, and such other terms and conditions of each Option or grant of Restricted Stock, if any, as are consistent with the provisions of this Plan. In connection with the granting of Qualified Options, the aggregate Fair Market Value (determined at the Date of Grant of a Qualified Option) of the shares with respect to which Qualified Options are exercisable for the first time by an Optionee during any calendar year (under all such plans of the Optionee's employer corporation and its parent and subsidiary corporations as defined in Section 424(e) and (f) of the Code, or a corporation or a parent or subsidiary corporation of such corporation issuing or assuming an Option in a transaction to which Section 424(a) of the Code applies (collectively, such corporations described in this sentence are hereinafter referred to as "Related Corporations")) shall not exceed $100,000 or such other amount as from time to time provided in Section 422(d) of the Code or any successor provision.

    6. Grant of Options. Except as provided in Section 20(c), the Committee shall determine the number of shares of Common Stock to be offered from time to time pursuant to Options granted hereunder and shall grant Options under the Plan. The grant of Options shall be evidenced by Option agreements containing such terms and provisions as are approved by the Committee and executed on behalf of the Corporation by an appropriate officer.

    7. Restricted Stock. The Committee shall determine the number of shares of Common Stock to be granted as Restricted Stock from time to time under the Plan. The grant of Restricted Stock shall be evidenced by Restricted Stock agreements containing such terms and provisions as are approved by the Committee and executed on behalf of the Corporation by an appropriate officer.

    8. Selection Procedure. From time to time, the Chief Executive Officer of the Corporation (the "CEO") shall recommend to the Committee (a) individuals he or she believes should receive Options and/or Restricted Stock grants, (b) the amount of shares of Common Stock he or she believes should be subject to each recommended Option and Restricted Stock award, and (c) with respect to any recommended Option, whether the Option should be a Qualified Option or a Nonqualified Option (the recommendations set forth in (a), (b) and (c) above are hereinafter referred to as the "Grant Recommendations"). In addition, the Committee may, at any time, request the CEO to make Grant Recommendations. The Committee shall consider any Grant Recommendation; provided, however, the Committee shall not be required to follow a Grant Recommendation. In addition, the Committee may, at any time, grant Options and Restricted Stock awards to any eligible individual irrespective of whether the CEO has made a Grant Recommendation with respect to the individual.

    9. Time of Grant. The date of grant of an Option under the Plan shall be the date on which the Committee awards the Option or Restricted Stock or, if the Committee so determines, the date specified by the Committee as the date the award is to be effective. Notice of the grant shall be given to each Participant to whom an Option or Restricted Stock is granted promptly after the date of such grant.

    10. Price. The Option price for each share of Common Stock subject to an Option (the "Exercise Price") granted pursuant to Section 6 of the Plan shall be determined by the Committee at the Date of Grant; provided, however, that (a) the Exercise Price for any Option shall not be less than 100% of the Fair Market Value of the Common Stock at the Date of Grant, and (b) if the Optionee owns on the Date of Grant more than 10 percent of the total combined voting power of all classes of stock of the Corporation or its parent or any of its subsidiaries, as more fully described in Section 422(b)(6) of the Code or any successor provision (such shareholder is referred to herein as a "10-Percent Stockholder"), the Exercise Price for any Qualified Option granted to such Optionee shall not be less than 110% of the Fair Market Value of the Common Stock at the Date of Grant. The Committee in its discretion may award shares of Restricted Stock under Section 7 of the Plan to Participants without requiring the payment of cash consideration for such shares.

    11. Vesting. Subject to Section 13 of this Plan, each Option and Restricted Stock award under the Plan shall vest in accordance with the vesting provisions set forth in the applicable Option agreement or Restricted Stock agreement. The Committee may, but shall not be required to, permit acceleration of vesting upon any sale of the Corporation or similar transaction. A Participant's Option agreement or Restricted Stock agreement may contain such additional provisions with respect to vesting as the Committee shall specify.

    12. Exercise. A Participant may pay the Exercise Price of the shares of Common Stock as to which an Option is being exercised by the delivery of cash, check or, at the Corporation's option, by the delivery of shares of Common Stock having a Fair Market Value on the date immediately preceding the exercise date equal to the Exercise Price.

    If the shares to be purchased are covered by an effective registration statement under the Securities Act of 1933, as amended, any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of an Optionee if (a) the broker-dealer has received from the Optionee or the Corporation a fully- and duly-endorsed agreement evidencing such Option, together with instructions signed by the Optionee requesting the Corporation to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Optionee and specifying the account into which such shares should be deposited, (b) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (c) the broker-dealer and the Optionee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220, or any successor provision.

    13. When Qualified Options May be Exercised. No Qualified Option shall be exercisable at any time after the expiration of ten (10) years from the Date of Grant; provided, however, that if the Optionee with respect to a Qualified Option is a 10-Percent Stockholder on the Date of Grant of such Qualified Option, then such Option shall not be exercisable after the expiration of five (5) years from its Date of Grant. In addition, if an Optionee of a Qualified Option ceases to be an employee of the Corporation or any Related Corporation for any reason, such Optionee's vested Qualified Options shall not be exercisable after (a) 90 days following the date such Optionee ceases to be an employee of the Corporation or any Related Corporation, if such cessation of service is not due to the death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Optionee, or (b) twelve months following the date such Optionee ceases to be an employee of the Corporation or any Related Corporation, if such cessation of service is due to the death or permanent and total disability (as defined above) of the Optionee. Upon the death of an Optionee, any vested Qualified Option exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Qualified Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining option term of the Qualified Option and twelve months after the date of the Optionee's death.
This Section 13 only provides the outer limits of allowable exercise dates with respect to Qualified Options; the Committee may determine that the exercise period for a Qualified Option shall have a shorter duration than as specified above.

    14. Option Financing. Upon the exercise of any Option granted under the Plan, the Corporation may, but shall not be required to, make financing available to the Participant for the purchase of shares of Common Stock pursuant to such Option on such terms as the Committee shall specify.

    15. Withholding of Taxes. The Committee shall make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Corporation is required by any law or regulation of any governmental authority to withhold in connection with any Option or Restricted Stock including, but not limited to, withholding the issuance of all or any portion of the shares of Common Stock subject to such Option or Restricted Stock until the Participant reimburses the Corporation for the amount it is required to withhold with respect to such taxes, canceling any portion of such issuance in an amount sufficient to reimburse the Corporation for the amount it is required to withhold or taking any other action reasonably required to satisfy the Corporation's withholding obligation.

    16. Conditions Upon Issuance of Shares. The Corporation shall not be obligated to sell or issue any shares upon the exercise of any Option granted under the Plan or to deliver Restricted Stock unless the issuance and delivery of shares shall comply with all provisions of applicable federal and state securities laws and the requirements of any stock exchange upon which shares of the Common Stock may then be listed.

             As a condition to the exercise of an Option or the grant of Restricted Stock, the Corporation may require the person exercising the Option or receiving the grant of Restricted Stock to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of applicable federal and state securities laws.

             The Corporation shall not be liable for refusing to sell or issue any shares covered by any Option or for refusing to issue Restricted Stock if the Corporation cannot obtain authority from the appropriate regulatory bodies deemed by the Corporation to be necessary to lawfully sell or issue such shares. In addition, the Corporation shall have no obligation to any Participant, express or implied, to list, register or otherwise qualify the shares of Common Stock covered by any Option or Restricted Stock.

             No Participant will be, or will be deemed to be, a holder of any Common Stock subject to an Option unless and until such Participant has exercised his or her Option and paid the purchase price for the subject shares of Common Stock. Each Option under this Plan shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by such Participant.

             Any Common Stock issued pursuant to the exercise of an Option or pursuant to the grant of Restricted Stock to a person who would be deemed an officer or director of the Corporation under Rule 16b-3 shall not be transferred until at least six months have elapsed from the Date of Grant to the date of disposition of the Common Stock.

    17. Restrictions on Shares. Shares of Common Stock issued pursuant to the Plan shall be subject to restrictions on transfer under applicable federal and state securities laws. The Board may impose such additional restrictions on the ownership and transfer of shares of Common Stock issued pursuant to the Plan as it deems desirable; any such restrictions shall be set forth in any Option agreement or Restricted Stock agreement entered into hereunder.

    18. Modification of Options. Except as provided in Section 20(c) of this Plan, at any time and from time to time, the Committee may execute an instrument providing for modification, extension or renewal of any outstanding Option, provided that no such modification, extension or renewal shall impair the Option without the consent of the holder of the Option or conflict with the provisions of Rule 16b-3. Notwithstanding the foregoing, in the event of such a modification, substitution, extension or renewal of a Qualified Option, the Committee may increase the exercise price of such Option if necessary to retain the qualified status of such Option.

    19. Effect of Change in Stock Subject to the Plan. In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders) shall be changed into or exchanged for a different number or kind of shares of stock of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise), or in the event a stock split or stock dividend shall have occurred, then there shall be substituted for each share of Common Stock then subject to Options or Restricted Stock awards or available for Options or Restricted Stock awards the number and kind of shares of stock into which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or exchanged, or the number of shares of Common Stock as is equitably required in the event of a stock split or stock dividend, together with an appropriate adjustment of the Exercise Price. The Board may, but shall not be required to, provide additional anti-dilution protection to a Participant under the terms of the Participant's Option agreement or Restricted Stock agreement.

    20.      Administration.

             (a) Notwithstanding anything to the contrary herein, to comply with the requirements of Rule 16b-3, the Plan shall be administered by the Board, if each member is a Disinterested Director, or by a committee of two or more Disinterested Directors appointed by the Board (the group responsible for administering the Plan is referred to herein as the "Committee"). Options and Restricted Stock may be granted under Sections 6 and 7, respectively, and only by majority agreement of the members of the Committee. Option agreements and Restricted Stock agreements, in the forms as approved by the Committee, and containing such terms and conditions consistent with the provisions of this Plan as shall have been determined by the Committee, may be executed on behalf of the Corporation by the Chairman of the Board, the President or any Vice President of the Corporation. Except with respect to Sections 20(b) and (c) of this Plan, the Committee shall have complete authority to construe, interpret and administer the provisions of this Plan and the provisions of the Option agreements and Restricted Stock agreements granted hereunder; to prescribe, amend and rescind rules and regulations pertaining to this Plan; to suspend or discontinue this Plan (subject to





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
Section 20(e)); and to make all other determinations necessary or deemed advisable in the administration of the Plan. The determinations, interpretations and constructions made by the Committee shall be final and conclusive. No member of the Committee shall be liable for any action taken, or failed to be taken, made in good faith relating to the Plan or any award thereunder, and the members of the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the fullest extent permitted by law.

             (b) Members of the Committee shall be specified by the Board, and shall consist solely of Disinterested Directors. Disinterested Directors shall not be eligible to receive options to purchase Common Stock pursuant to
Section 6 of the Plan, except as specifically provided under Section 20(c), or grants of Restricted Stock pursuant to Section 7 of the Plan.

             (c) Each director (including any Disinterested Director who so qualifies) who is not an employee or officer of the Corporation or any Subsidiary on the date this Plan is approved by the shareholders of the Corporation, and on the date of the annual shareholders' meeting of each year thereafter that the director serves on the Board, shall automatically be granted Nonqualified Options to purchase five hundred (500) shares of Common Stock. The purchase price or prices for Common Stock subject to an option granted under this Section 20(c), shall be 100% of the Fair Market Value of the Common Stock as of the trading date immediately preceding the Date of Grant. Such Options shall be exercisable on and after the Date of Grant until the earlier of (i) ten years after the Date of Grant, or (ii) the date such director is no longer a director of the Corporation or an officer or employee of the Corporation or a Related Corporation. This Section 20(c) shall not be amended more than once every six months, other than to comport with changes in the Code or in the Employee Retirement Income Security Act of 1974, as amended, or changes in the rules promulgated thereunder, or other applicable law.

             (d) Notwithstanding Sections 20(a) and (c), to comply with Rule 16b-3, no amendment may be made without the approval of the shareholders of the Corporation by the affirmative votes of the holders of a majority of the shares of Common Stock then issued and outstanding, which amendment would materially (i) increase the benefits accruing to Participants, (ii) increase the number of securities which may be issued under the Plan, other than in accordance with Section 20 hereof, or (iii) modify the requirements as to eligibility for participation in the Plan.

             (e) Although the Committee may suspend or discontinue the Plan at any time, all Qualified Options must be granted within ten (10) years from the effective date of the Plan or the date the Plan is approved by the shareholders of the Corporation, whichever is earlier.

    21. Continued Employment Not Presumed. Nothing in this Plan or any document describing it nor the grant of any Option or Restricted Stock shall give any Participant the right to continue in the employment of the Corporation or affect the right of the Corporation to terminate the employment of any such person with or without cause.





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
    22. Liability of the Corporation. Neither the Corporation, its directors, officers or employees or the Committee, nor any Subsidiary which is in existence or hereafter comes into existence, shall be liable to any Participant or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Qualified Option granted hereunder does not qualify for tax treatment as an incentive stock option under Section 422 of the Code.

    23. GOVERNING LAW. THE PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF STATE OF TEXAS AND THE UNITED STATES, AS APPLICABLE, WITHOUT REFERENCE TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

    24. Severability of Provisions. If any provision of this Plan is determined to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the remaining provisions of the Plan, but such invalid, illegal or unenforceable provision shall be fully severable, and the Plan shall be construed and enforced as if such provision had never been inserted herein.





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